UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2009 (May 13, 2009)

NALCO HOLDING COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32342	16-1701300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 W. Diehl Rd. Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 305-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

i

Item 1.01	Entry into a Material Definitive Agreement

Indenture and Senior Notes due 2017

Overview

On May 13, 2009, Nalco Company, the registrant’s indirect wholly owned subsidiary (the “Company”), issued $500,000,000 aggregate principal amount of 8 1/4% senior notes due 2017 (the “Notes”), which mature on May 15, 2017, pursuant to an indenture, dated as of May 13, 2009 (the “Indenture”), among the Company, the guarantors party thereto and The Bank of New York Mellon, as trustee.

Interest on the Notes will be payable in cash on May 15 and November 15 of each year, commencing on November 15, 2009.

The following is a brief description of the terms of the Notes and the Indenture.

Ranking

The Notes are the Company’s senior unsecured obligations and rank senior in right of payment to all of the Company’s existing and future subordinated indebtedness; rank equally in right of payment with all of the Company’s existing and future senior indebtedness; are effectively subordinated in right of payment to indebtedness under the Company’s senior secured credit facilities, which include the credit agreement, dated as of November 4, 2003 (the “Existing Credit Agreement”), among the Company’s direct parent company, Nalco Holdings LLC (“Holdings”), the Company, certain subsidiaries of the Company, the financial institutions named therein and Citicorp North America, Inc., as Administrative Agent and Collateral Agent, and the credit agreement, dated as of May 13, 2009 (the “New Credit Agreement,” and together with the Existing Credit Agreement, the “senior secured credit facilities”), among Holdings, the Company, certain subsidiaries of the Company, the financial institutions named therein and Bank of America, N.A., as Administrative Agent and Collateral Agent, in each case to the extent of collateral securing such indebtedness; and are effectively subordinated in right of payment to all existing and future indebtedness and other liabilities of the Company’s non-guarantor subsidiaries (other than indebtedness and liabilities owed to the Company or one of the Company’s subsidiary guarantors (as such term is defined below)).

Guarantees

The Notes are fully and unconditionally guaranteed on a senior unsecured basis by Holdings and each of the Company’s existing and future direct or indirect wholly owned domestic subsidiaries that guarantee the Company’s obligations under its senior secured credit facilities. Holdings and such subsidiary guarantors are collectively referred to herein as the “guarantors,” and such guarantees are collectively referred to herein as the “guarantees.” Each guarantee ranks senior in right of payment to all existing and future subordinated indebtedness of the guarantor; ranks equally in right of payment with all existing and future senior indebtedness of the guarantor; is effectively subordinated in right of payment to the guarantees of the senior secured credit facilities to the extent of the guarantor’s collateral securing such indebtedness; and is effectively subordinated in right of payment to all existing and future indebtedness and other liabilities of any subsidiary of a guarantor that is not also a guarantor of the Notes. Any guarantee of the Notes by a subsidiary will be released in the event such guarantee is released under the senior secured credit facilities.

Optional Redemption

At any time prior to May 15, 2013, the Company may redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed plus the greater of (1) 1.0% of the principal amount of the Notes and (2) the excess, if any, of (a) the present value at such redemption date of (i) the redemption price of such note at May 15, 2013 (as set forth in the table appearing below), plus (ii) all required interest payments due on the Notes through May 15, 2013 (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the treasury rate as of such redemption date plus 50 basis points; over (b) the then outstanding principal amount of the Notes (as of, and plus accrued and unpaid interest and additional interest, if any, to, the date of redemption), subject to the rights of holders of the Notes on the relevant record date to receive interest due on the relevant interest payment date.

On and after May 15, 2013, the Company may redeem the Notes at the redemption prices (expressed as percentages of principal amount of the Notes to be redeemed) set forth below, plus accrued and unpaid interest thereon and additional interest, if any, to the applicable redemption date, subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date, if redeemed during the twelve-month period beginning on May 15 of each of the years indicated below:

Year	Percentage
2013	104.125%
2014	102.063%
2015 and thereafter	100.000%

In addition, until May 15, 2012, the Company may, at its option, on one or more occasions redeem up to 35% of the original aggregate principal amount of the Notes at a redemption price equal to 108.25% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon and additional interest, if any, to the applicable redemption date, subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date, with the net cash proceeds of one or more equity offerings by the Company, Holdings or any direct or indirect parent of the Company or Holdings; provided that at least 50% of the sum of the original aggregate principal amount of notes issued under the Indenture and the original principal amount of any additional notes that are notes issued under the Indenture after the issue date remains outstanding immediately after the occurrence of each such redemption; provided further that each such redemption occurs within 90 days of the date of closing of each such equity offering.

Change of Control

Upon the occurrence of a change of control, which is defined in the Indenture, each holder of the Notes has the right to require the Company to repurchase some or all of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

Covenants

The Indenture contains covenants limiting, among other things, the ability of Holdings, the Company and their restricted subsidiaries to (subject to certain exceptions):

•	incur additional debt or issue certain preferred shares;

•	pay dividends on or make other distributions or repurchase certain capital stock or make other restricted payments;

•	make certain investments;

•	prepay existing subordinated notes;

•	sell certain assets;

•	create liens on certain assets to secure debt;

•	consolidate, merge, sell or otherwise dispose of all or substantially all of the assets of Holdings and its subsidiaries;

•	enter into certain transactions with the their affiliates; and

•	designate the Company’s subsidiaries as unrestricted subsidiaries.

Events of Default

The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

The foregoing description of the Indenture is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Indenture, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

New Credit Agreement

On May 13, 2009, the Company entered into the New Credit Agreement, which provides for a revolving credit facility maturing May 13, 2014 (the “New Revolving Credit Facility”) and a $750.0 million term loan credit facility maturing May 13, 2016 (the “New Term Loan Credit Facility”). The New Revolving Credit Facility provides for borrowings of up to $250.0 million and replaces the $250.0 million revolving credit facility previously available under the Existing Credit Agreement. The Existing Credit Agreement’s revolving credit facility was terminated in connection with the entry into the New Revolving Credit Facility. The U.S. dollar equivalent of $150.0 million under the New Revolving Credit Facility can be used, subject to certain collateral obligations, for borrowings by the Company and certain non-U.S. subsidiaries in euros, pounds sterling and other currencies to be agreed. In addition, the terms of the New Credit Agreement allow the Company to make additional term loan borrowings of up to $250.0 million in the future on terms to be agreed with future lenders. Such additional term loans would be secured by the collateral securing the borrowings under the New Credit Agreement. No commitments have been made by lenders for the making of such additional term loans.

Borrowings under the New Credit Agreement bear interest at a floating base rate plus an applicable margin. The applicable margin for borrowings under the New Revolving Credit Facility will range from 2.00% to 3.00% with respect to base rate borrowings and 3.00% to 4.00% with respect to LIBOR or Eurocurrency borrowings, depending on Holdings and its subsidiaries’ leverage ratio as defined by the New Credit Agreement. The initial margin for the New Revolving Credit Facility is 2.50% with respect to base rate borrowings and 3.50% with respect to LIBOR or Eurocurrency borrowings. The applicable margin for borrowings under the New Term Loan Credit Facility is 2.50% with respect to base rate borrowings and 3.50% with respect to LIBOR or Eurocurrency borrowings; provided that the base rate will not be less than 4.00% and LIBOR or Eurocurrency will not be less than 3.00% for purposed of the New Credit Agreement. There is an annual commitment fee of 0.50% on the unused portion of the New Revolving Credit Facility.

The New Credit Agreement contains a number of covenants that, among other things, restrict, subject to certain exceptions, the ability of the Company, Holdings and their subsidiaries to sell assets, incur additional indebtedness or issue preferred stock, repay other indebtedness, pay dividends and distributions or repurchase certain capital stock, create liens on assets, make investments, loans or advances, make certain acquisitions, engage in mergers or consolidations, enter into sale and leaseback transactions, engage in certain transactions with affiliates, amend certain material agreements governing Holdings and its subsidiaries’ indebtedness, change the business conducted by the Company, Holdings and their subsidiaries and enter into hedging agreements. In addition, the New Credit Agreement requires the Company to maintain a maximum total leverage ratio, a minimum interest coverage ratio and a secured leverage ratio and imposes an annual limit on capital expenditures.

The New Credit Agreement also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the borrowings thereunder to become or to be declared due and payable. In addition, the principal of and accrued interest on the borrowings under the New Credit Agreement will become due and payable on the ninetieth day prior to the maturity date of the Company’s 7 3/4% Senior Notes due 2011, the Company’s 9% Senior Subordinated Notes due 2013 or the 9% Senior Discount Notes due 2014 issued by Nalco Finance Holdings Inc. and Nalco Finance Holdings, LLC in the event that more than 10% of the original principal amount of such notes is outstanding on such ninetieth day prior to their maturity date.

The foregoing description of the New Credit Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the New Credit Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Guarantee and Collateral Agreement

On May 13, 2009, the Company entered into the U.S. Guarantee and Collateral Agreement (the “Guarantee and Collateral Agreement”), among Holdings, the Company, certain domestic subsidiaries of Holdings and Bank of America, N.A., as collateral agent. Pursuant to the Guarantee and Collateral Agreement, borrowings under the New Credit Agreement are unconditionally guaranteed by Holdings, the Company, and those domestic subsidiaries of Holdings party thereto.

The borrowings under the New Credit Agreement are secured by substantially all the assets of the Company, Holdings and the domestic subsidiaries of Holdings party to the Guarantee and Collateral Agreement, including, but not limited to, a pledge of all of the capital stock of their domestic subsidiaries and 65% of the capital stock of each of their first-tier non-U.S. subsidiaries.

The foregoing description of the Guarantee and Collateral Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Guarantee and Collateral Agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Amendment of Existing Credit Agreement

On May 13, 2009, the Company entered into Amendment No. 6 to the Existing Credit Agreement (the “Amendment”), among Holdings, the Company, each other loan party party thereto and Citicorp North America, Inc., in its capacity as administrative agent for the lenders party to the Existing Credit Agreement.

Pursuant to Amendment, the Existing Credit Agreement was amended to permit the indebtedness under the New Credit Agreement and the indebtedness under the Notes, as well as the granting of liens to secure borrowings under the New Credit Agreement on the collateral that secures the borrowings under the Existing Credit Agreement.

The foregoing description of the Amendment is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Intercreditor Agreement

On May 13, 2009, the Company, Holdings and certain of their domestic subsidiaries executed an acknowledgment of the Intercreditor Agreement, dated as of May 13, 2009 (the “Intercreditor Agreement”), between Citicorp North America, Inc., in its capacity as collateral agent for the lenders party to the Existing Credit Agreement and certain of those lenders’ affiliates (the “Existing Credit Agreement Collateral Agent”), and Bank of America, N.A., in its capacity as collateral agent for the lenders party to the New Credit Agreement and certain of those lenders’ affiliates (the “New Credit Agreement Collateral Agent”). The indebtedness under the Existing Credit Agreement and under the New Credit Agreement is secured by pari passu liens on the same collateral. The Intercreditor Agreement governs the rights and obligations of the Existing Credit Agreement Collateral Agent and the New Credit Agreement Collateral Agent with respect to that collateral.

The foregoing description of the Intercreditor Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Intercreditor Agreement, which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 under the captions “Indenture and Senior Notes due 2017” and “New Credit Agreement” is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events

On May 15, 2009, the Company announced that it completed the transactions described above. The text of the press release is set forth as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit
Exhibit 4.1	Indenture, dated as of May 13, 2009, among Nalco Company, the Guarantors named therein and the Bank of New York Mellon, as Trustee.

Exhibit 4.2	Form of 8 1/4% Senior Notes due 2017 (included in Exhibit 4.1).

Exhibit 10.1	Amendment No. 6, dated as of May 13, 2009, to the Credit Agreement, dated as of November 4, 2003, among Nalco Holdings LLC, Nalco Company, as U.S. Borrower, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders party thereto, Citigroup Global Markets Inc. and Banc of America Securities LLC, as Global Coordinators, Citicorp North America, Inc., as Administrative Agent, Bank of America, N.A., as Documentation Agent, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Co-Syndication Agents, Citigroup Global Markets Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Joint Lead Arrangers and Joint Book Managers.

Exhibit 10.2	Credit Agreement, dated as of May 13, 2009, among Nalco Holdings LLC, Nalco Company, as U.S. Borrower, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders party thereto, Bank of America, N.A., as Administrative Agent and Collateral Agent, Deutsche Bank Securities Inc., as Syndication Agent, HSBC Securities (USA) Inc. and BMO Capital Markets, as Co-Documentation Agents, Banc of America Securities LLC, Deutsche Bank Securities Inc. and HSBC Securities (USA) Inc., as Joint Lead Arrangers and Joint Book Managers with respect to the Revolving Credit Facility, Deutsche Bank Securities Inc., Banc of America Securities LLC and HSBC Securities (USA) Inc., as Joint Lead Arrangers and Joint Book Managers with respect to the Term Loan Facility and BMO Capital Markets, as Joint Book Manager with respect to the Term Loan Facility.

Exhibit 10.3	U.S. Guarantee and Collateral Agreement, dated as of May 13, 2009, among Nalco Holdings LLC, Nalco Company, each domestic subsidiary of Nalco Holdings LLC named therein and Citicorp North America, Inc., as Collateral Agent.

Exhibit 10.4	Intercreditor Agreement, dated as of May 13, 2009, by and between Citicorp North America, Inc., as 2003 Credit Agent and Bank of America, N.A., as 2009 Credit Agent.

Exhibit 99.1	Press Release dated May 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NALCO HOLDING COMPANY
(Registrant)

By:	/s/ Stephen N. Landsman
Stephen N. Landsman
Secretary

Date: May 15, 2009

INDEX TO EXHIBITS

Exhibit Number	Exhibit
Exhibit 4.1	Indenture, dated as of May, 2009, among Nalco Company, the Guarantors named therein and the Bank of New York Mellon, as Trustee.

Exhibit 4.2	Form of 8 1/4% Senior Notes due 2017 (included in Exhibit 4.1).

Exhibit 10.1	Amendment No. 6, dated as of May 13, 2009, to the Credit Agreement, dated as of November 4, 2003, among Nalco Holdings LLC, Nalco Company, as U.S. Borrower, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders party thereto, Citigroup Global Markets Inc. and Banc of America Securities LLC, as Global Coordinators, Citicorp North America, Inc., as Administrative Agent, Bank of America, N.A., as Documentation Agent, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Co-Syndication Agents, Citigroup Global Markets Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Joint Lead Arrangers and Joint Book Managers.

Exhibit 10.2	Credit Agreement, dated as of May 13, 2009, among Nalco Holdings LLC, Nalco Company, as U.S. Borrower, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders party thereto, Bank of America, N.A., as Administrative Agent and Collateral Agent, Deutsche Bank Securities Inc., as Syndication Agent, HSBC Securities (USA) Inc. and BMO Capital Markets, as Co-Documentation Agents, Banc of America Securities LLC, Deutsche Bank Securities Inc. and HSBC Securities (USA) Inc., as Joint Lead Arrangers and Joint Book Managers with respect to the Revolving Credit Facility, Deutsche Bank Securities Inc., Banc of America Securities LLC and HSBC Securities (USA) Inc., as Joint Lead Arrangers and Joint Book Managers with respect to the Term Loan Facility and BMO Capital Markets, as Joint Book Manager with respect to the Term Loan Facility.

Exhibit 10.3	U.S. Guarantee and Collateral Agreement, dated as of May 13, 2009, among Nalco Holdings LLC, Nalco Company, each domestic subsidiary of Nalco Holdings LLC named therein and Citicorp North America, Inc., as Collateral Agent.

Exhibit 10.4	Intercreditor Agreement, dated as of May 13, 2009, by and between Citicorp North America, Inc., as 2003 Credit Agent and Bank of America, N.A., as 2009 Credit Agent.

Exhibit 99.1	Press Release dated May 15, 2009.